GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares,

as applicable, of the

Goldman Sachs Government Income Fund and

Goldman Sachs Inflation Protected Securities Fund

(the “Funds”)

Supplement dated March 22, 2023 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2022, as supplemented to date

Effective immediately, Raghavan Gopalsamy will no longer serve as a portfolio manager for the Funds. Peter Stone and Jon Calluzzo will continue to serve as portfolio managers for the Funds.

Accordingly, effective immediately, all references to Mr. Gopalsamy in his capacity as a portfolio manager to the Funds in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

SDFI34TBDSTK 03-23